UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

ORCHARD THERAPEUTICS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-38722	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Hammersmith Road

London W6 8PW

United Kingdom

(Address of Principal Executive Offices; Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 203 808 8286

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing ten ordinary shares, nominal value £0.10 per share	ORTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Orchard Therapeutics plc (the “Company”) held its 2023 Annual General Meeting (the “Annual General Meeting”). At the Annual General Meeting, all the resolutions set out in the Notice of Annual General Meeting (the “Notice”) sent to shareholders and filed in the Company’s definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”) were duly proposed and passed.

The matters presented for a vote, which are described in additional detail in the Notice and Proxy Statement, and the results of each resolution are listed below. Votes “Withheld” constitute abstentions.

	Ordinary Resolutions	For	Against	Withheld
1.	To re-elect James Geraghty as a director	69,290,524	17,817,715	148,480
2.	To re-elect Steven M. Altschuler as a director	81,719,576	5,366,843	170,300
3.	To re-elect Marc Dunoyer as a director	81,851,936	5,266,623	138,160
4.	To re-appoint PricewaterhouseCoopers LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	80,854,426	6,338,293	64,000
5.	To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2023	81,280,956	5,905,443	70,320
6.	To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2023	85,546,026	1,658,643	52,050
7.	To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2022 and to note that the Company’s directors do not recommend the payment of any dividend for the year ended December 31, 2022	86,769,866	431,533	55,320
8.	To approve the compensation of the Company’s named executive officers for the year ended December 31, 2022 on a non-binding, advisory basis	67,902,304	17,945,055	1,409,360

9.	To receive and approve the Company’s U.K. statutory directors’ remuneration report for the year ended December 31, 2022 on a non-binding, advisory basis	68,736,434	17,085,155	1,435,130
10.	To authorize the Board of Directors to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of £18,398,450	69,331,484	17,526,525	398,710
11.	To authorize the Board of Directors, generally and unconditionally for the purpose of s551 of the U.K. Companies Act 2006 (the “Act”), to allot non-voting ordinary shares of the Company, nominal value £0.10 each, and voting ordinary shares of the Company, nominal value £0.10 each (together, “Ordinary Shares”), and/or to grant rights to subscribe for or to convert any security into Ordinary Shares (“Warrant Rights”) up to a maximum nominal amount of £15,158,359, pursuant to the securities purchase agreement between the Company and the purchasers named therein, dated March 6, 2023 (the “Securities Purchase Agreement”) (including, upon exercise of any Warrant Rights granted and/or to be granted in accordance with the Securities Purchase Agreement, the allotment and issue of any resulting Ordinary Shares)	84,810,766	2,060,363	385,590

	Special Resolutions
12.	Subject to the passing of Resolution 10, to empower the Board of Directors to allot equity securities, under s570 of the Act as if s561(1) of the Act did not apply to such allotment up to a maximum aggregate nominal amount of £18,398,450	69,313,994	17,500,015	442,710
13.	Subject to the passing of Resolution 11, to empower the Board of Directors to allot equity securities, under s570 of the Act as if s561(1) of the Act did not apply to such allotment up to a maximum aggregate nominal amount of £15,158,359	84,813,246	1,998,893	444,580

Item 8.01.	Other Events.

Second Closing of Financing Transaction

As previously disclosed, on March 6, 2023, the Company entered into the Securities Purchase Agreement described above, pursuant to which the Company agreed to sell to the purchasers named therein ordinary shares, non-voting ordinary shares, and warrants to purchase ordinary shares or non-voting ordinary shares in an unregistered offering (the “Private Placement”). The Private Placement consists of two closings, the first of which occurred on March 10, 2023. The Company agreed to sell in the second closing of the Private Placement (i) an aggregate of 42,500,000 ordinary shares and non-voting ordinary shares (representing 4,250,000 American Depositary Shares (“ADSs”)) and (ii) warrants to purchase an aggregate of 46,750,000 ordinary shares and non-voting ordinary shares (representing 4,675,000 ADSs), at a purchase price of $8.00 per ten shares and accompanying warrant.

The second closing is conditioned upon (x) the Company’s announcement of its intention to file a biologics license application (“BLA”) submission following receipt of the minutes from the U.S. Food and Drug Administration (“FDA”) in connection with the Company’s pre-BLA (Type B) meeting for OTL-200, provided such minutes do not expressly advise the Company not to proceed with a BLA submission, and (y) receipt of shareholder approval to give the Company’s directors authority under s551 of the Companies Act 2006 to issue the securities to be issued and sold in the second closing of the Private Placement and the shares issuable upon exercise of the warrants to be issued and sold in the Private Placement, and to disapply pre-emption rights in respect of such authority under s570 of the Companies Act 2006 (collectively, “Shareholder Approval”).

As previously announced, the Company held a productive pre-BLA meeting with the FDA which led to the initiation of a rolling BLA for OTL-200. Shareholder Approval was obtained at the Annual General Meeting, as described above. The Company has now determined that the conditions precedent to the second closing of the Private Placement have been achieved.

The second closing of the Private Placement is expected to occur on or about June 22, 2023, subject to additional, customary closing conditions. The Company anticipates receiving gross proceeds of approximately $34.0 million from the second closing, before deducting fees to the placement agent and other offering expenses payable by the Company.

Forward-Looking Statements

This Form 8-K contains express or implied forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the satisfaction of closing conditions and the expected second closing of the Private Placement, and the anticipated proceeds from the second closing of the Private Placement. The words “anticipate,” “expect,” “potential,” “intend,” “may,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Purchasers, to satisfy the conditions to the second closing for the Private Placement; and the risks described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, each of which is on file with the Securities Exchange Commission (“SEC”), and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHARD THERAPEUTICS PLC

Date: June 14, 2023	By:	/s/ Frank E. Thomas
Frank E. Thomas
President and Chief Operating Officer